SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16,2004

ITRONICS INC.

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                              Texas                                                 33-18582                                  75-2198369

(State or other jurisdiction                                           (Commission File                            (IRS Employer

of incorporation)                                                                Number)                                 Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada 89509

(Address of Principal Executive Offices) Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Item 5: Other

On March 16, 2004 the Company announced that silver sales for the first quarter of 2004 are expected to double over the prior year first quarter. A copy of the press release is attached as exhibit 99.

Exhibits:

Exhibit 99         Press release dated March 16, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                 ITRONICS INC.

                                                                                                     (Registrant)

Date: March 23, 2004                                                                          By: /S/ John W. Whitney

                                                                                                                 John W. Whitney

                                                                                                                 President, Treasurer and Director

                                                                                                                 (Principal Executive and Financial

                                                                                                                 Officer)